UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date or Report (Date of earliest event reported): August 11, 2006
                                                          ---------------


                         MEDICAL MEDIA TELEVISION, INC.
             (Exact name of registrant as specified in its charter)

         Florida                      333-105840                 59-3645932
------------------------------        -----------                -----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

8406 Benjamin Road, Suite C, Tampa, Florida                         33634
-------------------------------------------                         -----
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (813) 888-7330
                                                           --------------


                                      N/A
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Information called for by this item is contained in Item 2.03 below, which is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      On August 11, 2006, Medical Media Television, Inc. (the "Company") issued a 10% Secured Convertible Promissory Note in the principal amount of $1,302,000 (the "Note") to Vicis Capital Master Fund ("Vicis") pursuant to the terms of that certain Note Purchase Agreement (the "Purchase Agreement") of even date therewith. As consideration for the Note, Vicis (a) delivered $790,000 in cash (the "Cash Payment"); (b) surrendered two secured promissory notes issued by the Company to Vicis on June 1, 2006, and June 30, 2006, respectively, each in the principal amount of $50,000 (collectively, the "June Notes"); and (c) surrendered a Series AA Convertible Debenture No. 05-0719 issued by the Company to Vicis on July 19, 2005, in the principal amount of $412,000 (the "Debenture").

      At any time while the Note remains outstanding, Vicis may convert the outstanding principal balance and any accrued but unpaid interest on the Note into shares of the Company's common stock, par value $.0005 per share, at a conversion price of $.166 per share (the "Shares"). The Company has agreed to register the Shares pursuant to a Registration Rights Agreement dated August 11, 2006, a copy of which is attached as Exhibit 10.03 to this Current Report on Form 8-K.

      The principal balance of the Note is due, in one lump sum payment, on August 10, 2007 (the "Maturity Date"), unless earlier converted. Interest on such principal (or any balance thereof outstanding from time to time) accrues at an annual rate of interest of ten percent (10%). As so accrued, interest shall be due and payable to Vicis on the Maturity Date. If the Company commits any Event of Default (as defined in the Purchase Agreement), then the unpaid principal amount of, and accrued interest on, the Note may be accelerated by Vicis and become due and payable, whereupon the interest rate shall be increased to a rate of twenty percent (20%) per annum, subject to the limitations of applicable law.

      The Purchase Agreement contains a number of negative covenants with which the Company must comply so long as the Note remains outstanding. Such negative covenants include, but are not limited to, restrictions on the Company's ability to (i) declare or pay any dividends or to purchase, redeem or otherwise acquire or retire any shares of the capital stock of the Company; (ii) effect any reclassification, combination or reverse stock split of the Company's common stock; (iii) create, incur or assume any lien or other encumbrance (with limited exceptions as set forth in the Purchase Agreement); (iv) create, incur or assume (directly or indirectly) any indebtedness (with limited exceptions as set forth in the Purchase Agreement); (v) enter into a Change in Control Transaction (as defined in the Purchase Agreement); (vi) amend the Company's Articles of Incorporation or Bylaws; and (vii) enter into any transactions with affiliates.

      As security for the Company's obligations under the Purchase Agreement and the Note, the Company pledged all of the capital stock of the Company's subsidiaries, PetCARE Television Network, Inc., a Florida corporation, African American Medical Network, Inc., a Florida corporation, and KidCARE Medical Television Network, Inc., a Florida corporation (collectively the "Subsidiaries"), pursuant to the terms of a Stock Pledge and Escrow Agreement, dated August 11, 2006, in the form attached hereto as Exhibit 10.02. Repayment of the Note is guaranteed by the Subsidiaries and is also secured by a blanket lien encumbering the assets of the Company and the Subsidiaries.

      As an inducement for Vicis to purchase the Note, Philip M. Cohen, President and Chief Executive Officer of the Company, agreed to amend his employment agreement to include a three (3) year non-compete clause. In conjunction therewith, the Company and Mr. Cohen entered into the Second Amended Employment Agreement dated August 11, 2006, a copy of which is attached as
Exhibit 10.11 to this Current Report on Form 8-K.

      The issuance of the Note was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. The Note was issued to institutional or accredited investors only.

      THE INFORMATION CONTAINED HEREIN DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE SECURITIES. THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS.

      The foregoing description of the Purchase Agreement, the Note, the Stock Pledge and Escrow Agreement, the Registration Rights Agreement, the Second Amended Employment Agreement, and related agreements is qualified, in its entirety, by reference to the form of each agreement, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 2.03.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      Information called for by this item is contained in Item 2.03 above, which is incorporated herein by reference.

      The issuance of the Note was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. The Note was issued to institutional or accredited investors only.

      THE INFORMATION CONTAINED HEREIN DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE SECURITIES. THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Change in Board of Directors

      The Company's Board of Directors accepted the resignation of Randall Maxey as a member of the Board of Directors effective as of August 11, 2006. The resignation was not the result of a disagreement with the Company on any matter relating to the Company's operations, policies, or practices.

      The Company has provided Mr. Maxey with a copy of the foregoing disclosure and will file any letter received by the Company from Mr. Maxey regarding the disclosure as an amendment to this Current Report on Form 8-K within two business days after receipt.

      The Board of Directors has not yet appointed a new director to fill the vacancy created by Mr. Maxey's resignation.


               (Remainder of this page left intentionally blank.)

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements

         None.

(b)      Pro Forma Financial Information

         None.

(c)      Exhibits


Ex. No.       Date                 Description of Exhibit
-------       ----                 ----------------------
10.00         August 11, 2006      Note Purchase Agreement by and between the Company and Vicis Capital Master Fund for a $1,302,000 loan (*)
10.01         August 11, 2006      10% Secured Convertible Promissory Note from the Company to Vicis Capital Master
                                   Fund for $1,302,000 (*)
10.02         August 11, 2006      Stock Pledge and Escrow Agreement by and between the Company and Vicis Capital
                                   Master Fund (*)
10.03         August 11, 2006      Registration Rights Agreement by and between the Company and Vicis Capital
                                   Master Fund (*)
10.04         August 11, 2006      Security Agreement by and between the Company and Vicis Capital Master Fund (*)
10.05         August 11, 2006      Guaranty Agreement by and between PetCARE Television Network, Inc. and Vicis
                                   Capital Master Fund (*)
10.06         August 11, 2006      Guaranty Agreement by and between African American Medical Network, Inc. and
                                   Vicis Capital Master Fund (*)
10.07         August 11, 2006      Guaranty Agreement by and between KidCARE Medical Television Network, Inc. and
                                   Vicis Capital Master Fund (*)
10.08         August 11, 2006      Guarantor Security Agreement by and between PetCARE Television Network, Inc. and
                                   Vicis Capital Master Fund (*)
10.09         August 11, 2006      Guarantor Security Agreement by and between African American Medical Network,
                                   Inc. and Vicis Capital Master Fund (*)
10.10         August 11, 2006      Guarantor Security Agreement by and between KidCARE Medical Television Network,
                                   Inc. and Vicis Capital Master Fund (*)
10.11         August 11, 2006      Second Amended Employment Agreement between the Company and Philip M. Cohen (*)
10.12         August 11, 2006      Resignation letter of Randall Maxey (*)


--------------------------------------------------------------------------------


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MEDICAL MEDIA TELEVISION, INC.
                                                 (Registrant)


Date:    August 17, 2006                    By:  /s/Philip M. Cohen
                                                --------------------------------
                                                 Philip M. Cohen, President and
                                                 Chief Executive Officer